CONTINGENCIES AND OTHER MATTERS	12 Months Ended
Dec. 31, 2022
Disclosure Of Contingencies And Other Matters [Abstract]
CONTINGENCIES AND OTHER MATTERS [Text Block]
28. CONTINGENCIES AND OTHER MATTERS

Due to the size, complexity and nature of the Company’s operations, various legal and tax matters arise in the ordinary course of business. The Company accrues for such items when a liability is probable and the amount can be reasonably estimated.

(a) Claims and Legal Proceedings Risks
The Company is subject to various claims and legal proceedings covering a wide range of matters that arise in the ordinary course of business activities. Each of these matters is subject to various uncertainties and it is possible that some of these other matters may be resolved in a manner that is unfavourable to the Company which may result in a material adverse impact on the Company's financial performance, cash flow or results of operations. First Majestic carries liability insurance coverage and establishes provisions for matters that are probable and can be reasonably estimated, however there can be no guarantee that the amount of such coverage is sufficient to protect against all potential liabilities. In addition, the Company may in the future be subjected to regulatory investigations or other proceedings and may be involved in disputes with other parties in the future which may result in a significant impact on our financial condition, cash flow and results of operations.

(b) Primero Tax Rulings
When Primero, the previous owner of San Dimas acquired the San Dimas Mine in August 2010, it assumed the obligations under a Silver Purchase Agreement (“Old Stream Agreement”) that required its subsidiary PEM to sell exclusively to Wheaton Precious Metals ("WPMI") up to 6 million ounces silver produced from the San Dimas Mine, and 50% of silver produced thereafter, at the lower of: (i) the spot market price and (ii) $4.014 per ounce plus an annual increase of 1% (“PEM Realized Price”).

In order to reflect the commercial terms and the effects of the Old Stream Agreement, for Mexican income tax purposes, PEM recognized the revenue on these silver sales based on the PEM Realized Price instead of at spot market prices.

To obtain tax and legal assurance that the SAT would accept the PEM Realized Price as the transfer price to calculate Mexican income taxes payable by PEM, a mutually binding Advance Pricing Agreement (“APA”) was entered into with the SAT for taxation years 2010 to 2014. On October 4, 2012, the SAT confirmed that based on the terms of the APA, the PEM Realized Price could be used as PEM’s basis for calculating taxes owed for the silver sold under the Old Stream Agreement.

In February 2016, the SAT initiated a legal process seeking to retroactively nullify the APA.

In 2019, the SAT issued reassessments for the 2010 to 2012 tax years in the total amount of $253.4 million (4,919 million MXN) inclusive of interest, inflation, and penalties. In 2021, the SAT also issued a reassessment against PEM for the 2013 tax year in the total amount of $139.7 million (2,723 million MXN) (collectively, the "Reassessments"). The Company believes that the Reassessments violate the terms of the APA. The major items in the Reassessments include determination of revenue based on silver spot market prices, denial of the deductibility of interest expense and service fees, SAT technical error related to double counting of taxes, and interest and penalties.

The Company continues to defend the APA in the Mexican legal proceedings, and also requested resolution of the transfer price dispute pursuant to the Mutual Agreement Procedure (“MAP”), under the relevant avoidance of double taxation treaties, between the competent tax authorities of Mexico, Canada, Luxembourg and Barbados. The SAT has refused to take the necessary steps under the MAP process contained in the three treaties. The Company believes that by its refusal, Mexico is in breach of its international obligations regarding double taxation treaties. Furthermore, the Company continues to believe that the APA remains valid and legally binding on the SAT.

The Company continues to pursue all available domestic and international remedies under the laws of Mexico and under the relevant tax treaties. Furthermore, as discussed further below, it has also made claims against Mexico under Chapter 11 of the North American Free Trade Agreement (“NAFTA”) for violation of its international law obligations.

Domestic Remedies

In September 2020, the Company was served with a decision of the Federal Court seeking to nullify the APA granted to PEM. The Federal Court’s decision directs SAT to re-examine the evidence and basis for the issuance of the APA with retroactive effect, for the following key reasons:

(i) SAT’s errors in analyzing PEM’s request for the APA and the evidence provided in support of the request; and

(ii) SAT’s failure to request from PEM certain additional information before issuing the APA.

The Company filed an appeal of the decision to the Mexican Circuit Courts on November 30, 2020. Since two writs of certiorari were filed before the Mexican Supreme Court of Justice, on April 15, 2021, the Plenary of the Supreme Court i) admitted one of those writs, ii) requested the Circuit Court to send the appeal file and iii) assigned such writ to the Second Chamber of the Supreme Court for issuing the corresponding decision. Both writs of certiorari were withdrawn in December 2022. The challenge filed by the Company has been returned to the Mexican Circuit Courts and a decision may be issued within the first quarter of 2023.

The Company, in addition to challenging the SAT’s actions in the Mexican courts, is also pursuing resolution of its dispute through Mexico’s Federal Taxpayer Defense Attorney's Office (known as “PRODECON”).

International Remedies

On March 2, 2021, the Company submitted a Request for Arbitration to the International Centre for Settlement of Investment Disputes ("ICSID"), on its own behalf and on behalf of PEM, based on Chapter 11 of NAFTA. On March 31, 2021, the Notice of Registration of the Request for Arbitration was issued by the ICSID Secretariat. Once the NAFTA Arbitration Panel (the “Tribunal”) was fully constituted on August 20, 2021 by the appointment of all three panel members, the NAFTA Arbitration Proceedings (the “NAFTA Proceedings”) were deemed to have been fully commenced. The first session of the Tribunal was held by videoconference on September 24, 2021 to decide upon the procedural rules which will govern the NAFTA Proceedings. The Tribunal issued Procedural Order No. 1 on October 21, 2021. Thereafter, on April 26, 2022, the Company submitted its Claimant’s Memorial including expert reports and witness statements to the Tribunal, and on November 26, 2022, Mexico submitted its Counter-Memorial.

If the SAT’s attempts to retroactively nullifying the APA are successful, the SAT can be expected to enforce its Reassessments for 2010 through 2014 against PEM in respect of its sales of silver pursuant to the Old Stream Agreement. Such an outcome would likely have a material adverse effect on the Company’s results of operations, financial condition and cash flows. Should the Company ultimately be required to pay tax on its silver revenues based on spot market prices without any mitigating adjustments, the incremental income tax for the years 2010-2019 would be approximately $257.3 million (4,995 million MXN), before taking into consideration interest or penalties.

Based on the Company’s consultation with third party advisors, the Company believes PEM filed its tax returns in compliance with applicable Mexican law and, therefore, at this time no liability has been recognized in the financial statements.

To the extent it is ultimately determined that the pricing for silver sales under the Old Stream Agreement is significantly different from the PEM Realized Price, and while PEM would have rights of appeal in connection with any reassessments, it is likely to have a materially adverse effect on the Company’s business, financial position and results of operations.

(c) La Encantada Tax Re-assessments

In December 2019, as part of the ongoing annual audits of the tax returns of Minera La Encantada S.A. de C.V. and Corporacion First Majestic S.A. de C.V., the SAT issued tax assessments for fiscal 2013 for corporate income tax in the amount of $4.9 million (95.5 million MXN) and $15.6 million (302 million MXN), respectively including interest, inflation and penalties. In December 2022, the SAT issued tax assessments to Minera La Encantada, S.A. de C.V. for fiscal years 2014 and 2015 for corporate income tax in the amount of $15.7 million (305.2 million MXN) and $204.4 million (3,968.0 million MXN). The major items relate to forward silver purchase agreement and denial of the deductibility of mine development costs and service fees. The Company continues to defend the validity of the forward silver purchase agreement and will vigorously dispute the assessments that have been issued. The Company, based on advice from legal and financial advisors believes MLE’s tax filings were appropriate and its tax filing position is correct, therefore no liability has been recognized in the financial statements.

(d) Corporación First Majestic and First Majestic Plata Back-to-Back Loans

In June 2022, following the completion of tax audits, conclusive agreements with the SAT were signed by Corporación First Majestic S.A. de C.V. (“CFM”) and First Majestic Plata S.A. de C.V. ("FMP") through Mexico’s Office of the Taxpayer Ombudsman (“PRODECON”) to settle an uncertain tax position concerning Mexican back-to-back loan provisions. The provisions were originally conceived from an anti-avoidance rule and a literal interpretation of the rules would convert most debt financing in Mexico into back-to-back loans. The back-to-back loan provisions establish that interest expense derived from back-to-back loans can be recharacterized as dividends resulting in significant changes to the tax treatment of interest, including withholding taxes. As a result of this recharacterization and in accordance with the conclusive agreement, CFM and FMP made one-time payments of approximately $21.3 million and $6.3 million in fiscal 2022 which have been recognized as current tax expense during the year. In addition to the payment made, CFM agreed to surrender certain tax loss carry forwards resulting in a deferred tax expense of approximately $55.7 million.

First Silver litigation

In April 2013, the Company received a positive judgment on the First Silver litigation from the Supreme Court of British Columbia (the “Court”), which awarded the sum of $93.8 million in favour of First Majestic against Hector Davila Santos (the “Defendant”). The Company received a sum of $14.1 million in June 2013 as partial payment of the judgment, leaving an unpaid amount of approximately $64.3 million (CAD$81.5 million). As part of the ruling, the Court granted orders restricting any transfer or encumbrance of the Bolaños Mine by the Defendant and limiting mining at the Bolaños Mine. The orders also require that the Defendant to preserve net cash flow from the Bolaños Mine in a holding account and periodically provide to the Company certain information regarding the Bolaños Mine. Although the Company is taking additional actions in Mexico and/or elsewhere to recover the balance, there can be no guarantee that the remainder of the judgment amount will be collected. Therefore, as at December 31, 2022, the Company has not accrued any of the remaining $64.3 million (CAD$81.5 million) unrecovered judgment in favour of the Company.